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                                  EXHIBIT 23.1

            Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the registration statement (No. 33-88072) on Form S-8 of our report dated June 10, 2005 appearing in the annual report on Form 11-K of Camco Financial & Subsidiaries Salary Savings Plan for the year ended December 31, 2004.


                                                   /s/ David L. Scheffler

                                                   Plante & Moran, PLLC

Columbus, Ohio
June 27, 2005